Exhibit 99.2

WEEDEN PRIME SERVICES, LLC

FINANCIAL STATEMENTS WITH SUPPLEMENTARY INFORMATION
AND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DECEMBER  31, 2018

(CONFIDENTIAL PURSUANT TO RULE 17a-5(e)(3)
AND CFTC REGULATION 1.10)

CONFIDENTIAL TREATMENT REQUESTED	UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549	0MB APPROVAL 0MB Number : 3235-0123 Expires: August 31 , 2020 Estimated average burden hours per response.......12.00

ANNUAL AUDITED REPORT
FORM X-17A-5	SEC FILE NUMBER 8-67787
PART Ill

FACING PAGE
Information Required of Brokers and Dealers Pursuant to Section 17 of the
Securities Exchange Act of 1934 and Rule 17a-5 Thereunder

REPORT FOR THE PERIOD BEGINNING	1/1/2018	AND ENDING	12/31/2018
	MM/DD/YY		M/DD/YY

A. REGISTRANT IDENTIFICATION

NAME OF BROKER-DEALER: Weeden Prime Services, LLC	OFFICIAL USE ONLY FIRM 1.0. NO.
ADDRESS OF PRINCIPAL PLACE OF BUSINESS : (Do not use P.O. Box No .)

145 Mason Street
(No. and Street)

Greenwich	CT	06830
(City)	(State)	(Zip Code)

NAME AND TELEPHONE NUMBER OF PERSON TO CONTACT IN REGARD TO THIS REPORT

Justyna Keilty	203-861-7605
(Area Code - Telephone Number )

B. ACCOUNTANT IDENTIFICATION

INDEPENDENT PUBLIC ACCOUNTANT whose opinion is contained in this Report*

CohnReznick LLP
(Name - if individual , state last. first. middle name)

1301 Avenue of the Americas,	New York	NY	10019
(Address)	(City)	(State)	(Zip Code)

CHECK ONE:
☐ Certified Public Accountant
☑ Public Accountant
☐ Accountant not resident in United States or any of its possessions.

FOR OFFICIAL USE ONLY

*Claims for exemption from the requirement that the annual report be covered by the opinion of an independent public accountant must be supported by a statement of facls and circumstances relied on as the basis for the exemplio n. See Section 240. J7a-5( e)(2)

SEC 1410 (11-05)	Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid 0MB control number.

WEEDEN PRIME SERVICES, LLC

Facing Page

Report of Independent Registered Public Accounting Firm	1

Financial Statements

Statement of Financial Condition	2

Statement of Operations	3

Statement of Changes in Members' Equity	4

Statement of Cash Flows	5

Notes to Financial Statements	6 - 13

Supplementary Information
Schedule I - Computation of Net Capital Under Rule 15c3-1 of the Securities and Exchange Commission and Regulation 1.17 of the Commodity Futures Trading Commission	14

Schedule II - Computation for Determination of Reserve Requirements and Information Relating to Possession or Control Requirements Under Rule 15c3-3 of the Securities and Exchange Commission	15

CohnReznick LLP cohnreznlck.com

Report of Independent Registered Public Accounting Firm

To the Board of Managers and Shareholders
of Weeden Prime Services, LLC

Opinion on the Financial Statements

We have audited the accompanying statement of financial condition of Weeden Prime Services, LLC as of December 31, 2018, and the related statements of operations, changes in members' equity, and cash flows for the year then ended, and the related notes and schedules (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of Weeden Prime Services, LLC as of December 31, 2018, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of Weeden Prime Services, LLC's management. Our responsibility is to express an opinion on Weeden Prime Services, LLC's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to Weeden Prime Services,  LLC in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatemen,twhether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Auditor's Report. on Supplemental Information

The supplemental information contained in Schedules I and II has been subjected to audit procedures performed in conjunction with the audit of Weeden Prime Services, LLC's financial statements. The supplemental information is the responsibility of Weeden Prime Services, LLC's management. Our audit procedures included determining whether the supplemental information reconciles to  the  financial statements or the underlying accounting and other records, as applicable, and performing procedures to test the completeness and accuracy of the information presented in the supplemental information. In forming our opinion on the supplemental information, we evaluated whether the supplemental information, including its form and content, is presented in conformity with 17 C.F.R. §240.17a-5. In our opinion, the supplemental information is fairly stated, in all material respects, in relation to the financial statements as a whole.

We have served as Weeden Prime Services, LLC's auditor since 2012.

New York, New York
March 1, 2019

WEEDEN PRIME SERVICES, LLC
STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 2018

ASSETS

Cash	$452,731
Cash segregated under Federal regulations	189,644
Receivable from clearing brokers, net	4,293,655
Furnishings, computers and software, net	98,752
Other assets and security deposits	273,346
Total	$5,308,128

LIABILITIES AND MEMBERS' EQUITY

Liabilities :
Accounts payable, accrued expenses and other liabilities	$1,714,049
Due to related parties	22,765
Total liabilities	1,736,814
Commitments
Members' equity	3,571,314
Total	$5,308,128

See Notes to Financial Statements.

WEEDEN PRIME SERVICES, LLC
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2018

Revenue:
Commissions	$9,869,162
Interest income	2,610,990
Other income	1,086,443
Gross revenue	13,566,595
Reseach	(610,734)
Net Revenue	12,955,861

Expenses:
Employee compensation, commissions and benefits	5,268,793
Floor brokerage, exchange and clearing charges	3,620,652
Professional fees	665,073
Communications, quotation and electronic services	531,787
Occupancy	483,094
Referral fees	1,548,028
Registration	53,891
Insurance	18,363
Legal contingency	600,000
Depreciation and amortization	122,183
Other	439,021
Total expenses	13,350,885

Net Loss	$(395,024)

See Notes to Financial Statements.

WEEDEN PRIME SERVICES, LLC
STATEMENT OF CHANGES IN MEMBERS' EQUITY
YEAR ENDED DECEMBER 31, 2018

Balance, beginning of year	$3,966,338

Capital contributions	0

Net loss	(395,024)

Balance, end of year	$3,571,314

See Notes to Financial Statements.

WEEDEN PRIME SERVICES, LLC
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2018

Operating activities:
Net Loss	$(395,024)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	122,183
Changes in operating assets and liabilities:
Receivable from clearing brokers, net	(304,748)
Other assets and security deposits	(28 ,660)
Accounts payable, accrued expenses and other liabilities	931,898
Due to related parties	(98,600)
Net cash provided by operating activities	227,049

Investing activities:
Purchases of fixed assets and capitalized software development costs	(9,161)
Net cash used in investing activities	(9,161)
Net increase in cash	217,888

Cash and cash segregated, beginning of year	424,487

Cash and cash segregated, end of year	$642,375

See Notes to Financial Statements.

WEEDEN PRIME SERVICES, LLC

Note 1 - Organization

Weeden Prime Services, LLC (the "Company") is a Delaware limited liability company, originally organized as a corporation under the laws of the State of Florida  on April 6,  2007. The Company is a registered broker-dealer with the Securities and Exchange Commission ("SEC") and Commodity Futures Trading Commission ("CFTC"), and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"), National Futures Association ("NFA"), and Securities Investor Protection Corporation ("SIPC"). The Company's operations consist primarily of  trade  execution  and  risk  management services for customers and is an introducing broker for the transactions of institutional customers.

The Company is comprised of two members, Weeden Securities  Corporation  ("WSC"), and Weeden Investors, L.P. ("WILP"). The Company is managed  by  a  Board  of Managers which has the authority and discretion to  conduct  and oversee  all aspects  of its business and affairs.

As of December 31, 2018 the Company has agreements with four broker-dealers ("clearing brokers") to clear transactions, carry customers' accounts on a fully disclosed basis and perform record keeping functions, and consequently operates under the exemptive provisions of SEC rule 15c3-3(k)(2)(ii).

Note 2 - Summary of significant accounting policies

Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

These financial statements were approved by management and available for issuance on March 1, 2019 .

Subsequent events have been evaluated from the date these statements were approved  by management and available for issuance.

The Company has a history of recurring losses from operations and of using cash in operating activities. For the year  ended  December  31,  2018,  the Company's  net loss was   $395,024;  however   cash  was  provided  by  operating   activities   in  the  amount of $227,049. Revenues have increased 7%  and  23%  in  2017  and  2018,  respectively. Cash and receivable from clearing brokers total $4,936,030  and the Company  continues  to  meet  all  current   obligations. Regulatory   net  capital  at  December 31, 2018 was $3,199,216. Based on its cash and receivable from clearing brokers balance at December 31, 2018, its cash usage expectations for the remainder of 2019, the availability of capital contributions from WILP and WSC as well as the ability to curtail expenses and discontinue its relationships with certain of its clearing brokers if the need arises, management believes the Company will have sufficient liquidity to fund itsoperations and meet its obligations as they become due for at least the next 12 month period from the date of issuance.

WEEDEN PRIME SERVICES, LLC

NOTES TO FINANCIAL STATEMENTS

Furnishings, Computers, and Software

Amortization of internally created software is provided for using the straight-line method over five years. Depreciation for all other capitalized assets is provided for over the estimated useful lives of the related assets, generally five to seven years, using the straight-line method.

The Company accounts for costs incurred in connection with  the  development  of  software in accordance with guidance on accounting for costs of computer software developed or obtained for internal use. Accordingly, all costs in the preliminary project  stage are expensed as incurred. Internal and external costs  incurred to develop internal use computer software during the application's development state are capitalized. Upgrades and enhancements that result in additional functionality are also capitalized.

Revenue Recognition

The Company has adopted ASU 2014-09 as defined below and all related amendments and applied is provisions using the modified retrospective method. There was no cumulative effect of retrospectively applying ASC 606 as defined below and no adjustments to members' capital as of January 1, 2018.

Commission income is earned and related  clearing  expenses  are  incurred  from execution of customer's securities transactions and are recorded on a trade date basis. Interest income, which predominantly represents interest charged on debit balances in customer margin accounts, and other income, including referral fees, are recorded when incurred or in accordance with associated agreements.

In May 2014, the Financial Accounting Standards Board ("FASS") issued ASU 2014-09, Revenue from Contracts with Customers, as a new Topic, ASC 606. The new revenue recognition standard provides a five-step analysis of transactions to determine when and how revenue is recognized. The core principle is that a  company  should  recognize revenue to depict the transfer of promised goods or services to customers in an amount  that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. Revenue from contracts with customers includes commission income. Commissions and related clearing expenses  are  recorded  on  the  trade  date (the date that the Company fills the trade order by finding and contracting with a counterparty and confirms the trade with the customer). The Company believes that the performance obligation is satisfied on the trade date because that is when the underlying financial instrument or purchaser is identified, the  pricing  is agreed  upon  and the risks and rewards of ownership have been transferred to/from the customer.  The adoption  of this standard did not change the accounting for the majority of the Company's revenue arrangements except as disclosed below as it relates to soft dollar arrangements.

WEEDEN PRIME SERVICES, LLC

NOTES TO FINANCIAL STATEMENTS

Income Taxes

The Company is a multi-member limited liability company and files a U.S. Partnership return.

The Internal Revenue Code ("IRC") provides that any income or loss, for either a single member or multi-member limited liability company, is passed through to the members for Federal and state income tax purposes. Accordingly, the Company has not provided for Federal or state income taxes. The Company is subject to the New York City Unincorporated Business Tax ("UBT").

At December 31, 2018, management has determined  that  the  Company  had  no uncertain tax positions that would require financial statement recognition . This determination will be subject to ongoing reevaluation as facts and circumstances may require. The Company remains  subject  to U.S.  Federal and state income tax audits  for  all periods subsequent to 2015.

Soft Dollar Arrangements

The Company has soft dollar and commission sharing arrangements with customers that fall both within, and outside of, the safe harbor provisions of Rule 28(e) of the Securities Exchange Act of 1934 ("Rule 28(e)"), as amended, which provides for the payment of research, brokerage, quote services and other expenses.

Research services provided by the Company to customers in soft-dollar  arrangements were determined to be a separate performance obligation that should be  allocated  a portion of the transaction price. Research services provided by a broker-dealer may be internally generated or provided by a third party and paid directly by the broker-dealer on the customer's behalf. It was determined that the Company is considered an agent  as it does not control the research services before they are transferred to the customer. Therefore,  fees received for research services  should be recorded net of  amounts paid  for the soft dollar arrangement. These amounts paid by the Company were previously recorded as an expense and beginning January 1, 2018 were recorded as an offset  with the associated revenue recorded. The amounts  recorded  as  a net to revenue  during  2018 were $610,734.

Amounts relating to all customers with a positive total balance are reflected in the accompanying statement of financial condition in accrued expenses. Such amounts represent the estimated third-party research services and other services to be provided to all customers from whom the Company has earned commissions for execution of brokerage transactions or revenue from direct sales. The provision for uncollectible commissions is determined under the direct write-off method, which is not materially different from the allowance method. As of December 31, 2018, no allowance for uncollectible commissions was necessary as management believes all commissions receivable and prepaid research costs will be realized.

WEEDEN PRIME SERVICES, LLC

NOTES TO FINANCIAL STATEMENTS

The amount of third-party research and  other  services  that the Company  will furnish  to its customers is based on the amount of commissions that the Company receives or expects to receive for execution of brokerage transactions and is measured by the Company in terms of commission total  balance  (commissions  paid  less  service provided). It is understood by the customers and the Company that the commission total balance is not redeemable in cash and, when redeemed, may only be used to obtain third-party research and other approved services  through  the  Company. The accumulated commission total balance of customers is reduced when such customers request the Company to provide third-party services.

New Accounting Pronouncements

In February 2016, the FASS issued ("ASU 2016-02 ") Leases (ASC Topic 842), which establishes the principles for the recognition,  measurement,  presentation  and disclosure of leases for both lessees and  lessors.  ASU  2016-02  requires  lessees  to  recognize most leases on their balance  sheets but recognize  expenses  in the income statement  in  a manner similar to current treatment. For lessees, lease classification will determine the manner lease-related expenses are recognized. ASC Topic 842 and all subsequent amendments thereto are effective for reporting periods beginning  after  December  15, 2019 (January 1, 2019 for the Company) for nonpublic reporting entities,  with  early adoption permitted. Management is currently evaluating the  impact  of  adopting  ASC Topic 842 on the Company's financial 2019 statements.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Company's management to make estimates and assumptions that affect the amounts disclosed in the financial statements. Actual results could differ from those estimates.

Note 3 - Cash

During 2018, the Company maintained cash accounts in excess of FDIC and SIPC limits. The Company monitors the solvency of the institutions in which these cash accounts are maintained.

Note 4 - Cash segregated under Federal regulations

Cash of $189,644 has been segregated in a special reserve bank account  for the benefit  of customers.

WEEDEN PRIME SERVICES, LLC

NOTES TO FINANCIAL STATEMENTS

Note 5 - Furnishings, computers and software

Details of furnishings, computers and software at December 31, 2018 are as follows:

Furnishings	$14,609
Computers	8,588
Software	631,503
Sub-total	654,700
Less accumulated depreciation and amortization	555,948
Total	$98,752

Note 6 - Net capital requirement

The Company, as a member of FINRA, is subject to the SEC Uniform Net Capital Rule 15c3-1 . This rule requires the maintenance of minimum net capital and that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1 and that equity capital may not be withdrawn  or  cash dividends  paid if the resulting  net capital  ratio would exceed 10 to 1. The Company is also subject  to  the  CFTC's  minimum financial requirements which require that the Company maintain net capital, as defined, equal to the greater of its requirements under Regulation 1.17 under the Commodity Exchange Act or Rule 15c3-1. At December 31, 2018, the Company's net capital was $3,199,216 which was $2,949,216 in excess of its minimum requirement of $250,000 under 15c3-1.

Note 7 - Receivable from clearing brokers

The clearing and depository operations for the Company's transactions are provided by four brokers. For financial reporting purposes, amounts due to brokers have been offset against amounts due from brokers. The total net receivable from brokers at December 31, 2018 was $4,293,655.

In addition, the receivables from the clearing brokers are subject to these clearance agreements and include required clearing deposits of $250,000, $250,000, and $1,000 ,000 , as well as an additional  $750,000 minimum  equity  requirement  to ensure the clearing brokers' obligations.

Note 8 - Off-balance-sheet risk

Pursuant to the clearance agreements, the Company introduces all of its securities transactions to clearing brokers on a fully-disclosed basis. All of the customers' money balances and long and short security positions are carried on the books of the clearing brokers. In accordance with the clearance agreements, the Company has agreed to indemnify the clearing brokers for losses, if any, which the clearing brokers may sustain  from carrying securities transactions introduced by the Company. In accordance with industry practice and regulatory requirements, the Company and the clearing brokers monitor collateral on the customer's accounts.

WEEDEN PRIME SERVICES, LLC

NOTES TO FINANCIAL STATEMENTS

In the normal course of business, the Company's customer activities involve the execution, settlement, and financing of the various customer securities transactions. These activities may expose the Company to off-balance-sheet risk in the event the customer or other broker is unable to fulfill its contracted obligation and the Company has to purchase or sell the financial instrument underlying the contract at a loss.

Note 9 - Commitments

The Company has agreements with various third parties to share commissions and pay fees as defined in the respective agreements. Approximately  $1,548,000  was expensed for the year ended December 31, 2018 under these agreements.

On June 1, 2013, the Company entered into a lease with a related party, Weeden  & Co,  LP (the "affiliate"). The terms of the lease were  amended  in March 2014, renewed  on June 1, 2015 and amended again in September 2016. Provided no notice is given, the  lease will continue to auto-renew for one year  terms  until  the  final  auto-renewal beginning on June 1, 2026. On December 1, 2013, the Company entered into a second lease with a non-related party whose term  began  on February  21, 2014  and  will expire on April 30, 2020. The Company has paid a security  deposit  of  $73,081 in accordance with that lease. On June 1, 2018 the Company entered into a third lease with  a non-  related party whose term began on November 1, 2018 and will expire on May 31, 2019.  The aggregate minimum rental commitments under these leases are as follows:

Year Ending
December 31,	Amount

2019	$511,967
2020	267,647
2021	151,200
2022	151,200
2023	151,200
Thereafter	604,800

Total	$1,838,014

The Company has entered into two sublease agreements, one with a related party which will expire in 2019 and one with a non-related party which will also expire in 2019. For the year ended December 31, 2018, total sublease income amounted to $195,188. Future sublease income of $76,686 for calendar year 2019 is anticipated.

WEEDEN PRIME SERVICES, LLC

NOTES TO FINANCIAL STATEMENTS

Note 10 - Concentrations of credit risk

The Company maintains its cash balances at one financial institution. These balances are insured by the Federal Deposit Insurance Corporation up to $250,000 per institution. The Company is subject to credit risk to the extent that the financial institution with which it conducts business is unable to fulfill its contractual obligations.

During the year ended December 31, 2018, approximately 75% of the Company's commission revenues were derived from twenty customers. There was a $73,355 direct receivable due from customers as of December 31, 2018 which is included in other assets and security deposits on the statement of financial condition. All other outstanding commissions are included in receivable from clearing brokers on the statement of financial condition.

Note 11 - Related party transactions

The Company has an expense sharing agreement with the affiliate where each company may provide various accounting, technology, and administrative services. For the year ended December 31, 2018, the Company incurred expenses of approximately $279,951 for services and provided services in the amount of $47,643. In addition, the Company also capitalized approximately $9,200 of software costs related to the aforementioned expense sharing arrangement. The Company also has a cross referral agreement , whereby each company may refer clients to the other in exchange for a share of the commissions generated. The Company generated approximately $150,600 to the affiliate and received approximately $510,000. The Company also sub-leases office space from the affiliate. The Company recorded $151,200 of occupancy expense under this lease in 2018. During the year, approximately $142,000 of various miscellaneous expenses were incurred on behalf of the affiliate and $535,000 of miscellaneous expenses were provided to the Company by the affiliate. There is an outstanding balance of $22,765 due to the affiliate as of December 31, 2018.

Note 12 - Income taxes

The Company is subject to a 4% New York City UBT, with an approximate net operating loss carryforward $2.1 million (tax credit of $87,000) which will expire starting in 2033. The Company has recorded a full valuation allowance against the New York City UBT loss on the basis of management's assessment that the amount is more likely than not to be realized.

Note 13 - Soft dollar transactions

The Company entered into soft dollar and comm1ss1on sharing arrangements with certain clients which fell both within, and outside of, the provision of Rule28(e). Under this program, the Company charges additional dollars on customer trades made with the Company and uses these fees to pay market data, research related and other expenses on behalf of clients. During 2018, the Company paid client expenses totaling approximately $611,000 and has an outstanding receivable and liability of approximately $57,000 and $158,000, respectively, as of December 31, 2018.

WEEDEN PRIME SERVICES, LLC

NOTES TO FINANCIAL STATEMENTS

Note 14 - Legal Contingency

In the fourth quarter of 2018, a court-appointed receiver has threatened to commence FINRA arbitration against the Company in connection with an alleged fraud perpetrated by a money manager customer of the Company. In February 2019, the receiver indicated it was prepared to seek leave of court to file a claim against the Company and its affiliate (a company related through common ownership) through FINRA arbitration. The Company has engaged in settlement negotiations to determine whether a pre- dispute resolution can be achieved. The initial claims against the Company were $20 million and while the Company believes it has a meritorious defense against this claim, it has offered to settle the matter for $600,000 which is included accounts  payable, accrued expenses and other liabilities on the statement of financial condition. The Company cannot predict the ultimate resolution of the matter or the amount the Company will be liable. The ultimate resolution of this matter could be materially  different than the $600,000 accrued at December 31, 2018.

Note 15 - Members' equity

At December 31, 2018, members' equity is comprised of the following:

Weeden Securities Corporation	$35,713
Weeden Investors, L.P.	3,535,601
Total	$3,571,314

Note 16 - Subsequent event

On February 24, 2019, the Company's affiliate and Piper Jaffray Companies (NYSE: PJC), a leading investment bank and asset management firm, executed a definitive agreement whereby Piper Jaffray Companies will acquire 100% of the affiliate. The acquisition is subject to FINRA approval. Upon closing, the affiliate will convert to and operate as Piper Jaffray & Co. The acquisition is expected to close in June 2019. In conjunction with the sale, the Company's cross referral agreement with the affiliate is expected to continue with the purchaser. The Company's expense sharing agreement with the affiliate will terminate at closing which will increase rent and other expenses by an estimated $200,000 annually.

WEEDEN PRIME SERVICES, LLC

SCHEDULE 1- COMPUTATION OF NET CAPITAL UNDER RULE 15c3-1 OF THE SECURITIES AND
EXCHANGE COMMISSION AND REGULATION 1.17 OF THE COMMODITY FUTURES TRADING
COMMISSION
DECEMBER  31, 2018

Net capital:
Total members' equity	$3,571,314

Deduct nonallowable assets:
Other assets and security deposits	273,346
Furnishings, computers and software, net	98,752
Total	372,098

Net capital	$3,199,216

Aggregate indebtedness	$1,736,814

Computed minimum net capital required (6 2/3% of aggregate indebtedness)	$115,788

Minimum net capital required (under SEC Rule 15c3-1)	$250,000

Minimum net capital required (under CFTC Regulation 1.17)	$250,000

Excess net capital ($3,199,216 - 250,000)	$2,949,216

Percentage of aggregate indebtedness to net capital	54%

There were no material differences existing between the above computation and computation included in the Company's corresponding unaudited amended Focus X-17A-5 Part II filing submitted March 1, 2019

See Report of Independent Registered Public Accounting Firm .

WEEDEN PRIME SERVICES, LLC

SCHEDULE II - COMPUTATION FOR DETERMINATION OF RESERVE REQUIREMENTS AND
INFORMATION RELATING TO POSSESSION OR CONTROL REQUIREMENTS UNDER RULE
15c3-3 OF THE SECURITIES AND EXCHANGE COMMISSION

DECEMBER  31, 2018

The Company is exempt from the provisions of Rule 15c3-3 as of December 31, 2018  under  the Securities and Exchange Act of 1934, in  that  the Company's  activities  are  limited to those  set forth in the conditions for exemption appearing in paragraph (k)(2)(ii).

See Report of Independent Registered Public Accounting Firm.